UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2016

ModusLink Global Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35319	04-2921333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road, Suite 170 Waltham, Massachusetts		02451
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 663-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2016 John Boucher resigned as President and Chief Executive Officer of Moduslink Global Solutions, Inc. (the “Company”).  On March 28, 2016, the Board of Directors of the Company appointed Warren G. Lichtenstein as interim Chief Executive Officer effective immediately.  Mr. Lichtenstein will remain Chairman of the Board.  Mr. Lichtenstein, age 50, will serve as interim Chief Executive Officer while the Board conducts a search for a new Chief Executive Officer.

In addition, James R. Henderson, 58, has been appointed as the Chief Executive Officer of the Company’s principal operating subsidiary, ModusLink Corporation (“ModusLink”).

Mr. Lichtenstein will not be separately compensated and Mr. Henderson’s compensation has not been determined.

A copy of the Company’s press release related to the appointment of Mr. Lichtenstein as the Company’s  interim Chief Executive Officer and Mr. Henderson as the Chief Executive Officer of ModusLink is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Biographical Information on Messrs. Lichtenstein and Henderson

Warren G. Lichtenstein has served as Chairman of the Board of the Company since March 2013.  Mr. Lichtenstein has served on the board of directors of over twenty  public companies.  Mr. Lichtenstein served as the Chairman of the Board of Steel Partners Holdings GP Inc., the general partner of Steel Partners Holdings LP (“SPLP”) a global diversified holding company that owns and operates businesses and has significant interests in leading companies in a variety of industries, including diversified industrial products, energy, defense, banking, insurance, and food products and services, from July 15, 2009 to February 26, 2013 and has served as Executive Chairman of Steel Partners Holdings GP Inc.since February 2013.  He served as Steel Partners Holdings GP Inc.  Chief Executive Officer from July 15, 2009 until February 26, 2013, at which time he became its Executive Chairman.  He has served as Chairman of the Board of Handy & Harman Ltd. (formerly known as WHX Corporation), a NASDAQ-listed, Delaware corporation in which SPLP has a majority ownership interest, since July 2005.    Mr. Lichtenstein is the Chairman and Chief Executive Officer of Steel Partners LLC (“Steel Partners”) and has been associated with Steel Partners and its affiliates since 1990.  Mr. Lichtenstein has served as a director of Aerojet Rocketdyne Holdings, Inc (“Aerojet”), a NYSE-listed manufacturer of aerospace and defense products and systems with a real estate business segment, since March 2008 and has served as Aerojet’s Chairman of the Board since March 2013.  Mr. Lichtenstein has served as a director (currently Chairman of the Board) of Steel Excel Inc. (“Steel Excel”), a company whose business currently consists of Steel Sports Inc. and Steel Energy Services Ltd., since October 2010 and Chairman of the Board since May 2011.  In 2011 Mr. Lichtenstein founded Steel Sports, Inc., a subsidiary of Steel Excel dedicated to building a network of participatory and experience-based sports-related businesses, with a particular emphasis on youth sports.  He has served as a director of SL Industries, Inc. (“SL Industries”), a company that designs, manufactures and markets power electronics, motion control, power protection, power quality electromagnetic and specialized communication equipment that is listed on NYSE Amex, since March 2010.  He previously served as a director (formerly Chairman of the Board) of SL Industries from January 2002 to May 2008 and served as Chief Executive Officer from February 2002 to August 2005.  In 2010 he established the Steel Partners Foundation, a private charitable foundation, and he is a member of the Board of Our Kids First Foundation.

James R. Henderson has served as a director of Aerojet since 2008 and serves as a Manager of the Board of Managers of Easton Development Company, LLC, a subsidiary of Aerojet.  Mr. Henderson was a Managing Director and operating partner of Steel Partners until April 2011.  He was associated with Steel Partners and its affiliates from August 1999 until April 2011.  Mr. Henderson served as a director of DGT Holdings Corp., a manufacturer of proprietary high-voltage power conversion subsystems and components, from November 2003 until December 2011.  Mr. Henderson also served as a director of SL Industries.  Mr. Henderson was an Executive Vice President of SP Acquisition Holdings, Inc. a company formed for the purpose of acquiring one or more businesses or assets, from February 2007 until October 2009.  He was a director of Angelica Corporation, a provider of healthcare linen management services, from August 2006 to August 2008.  Mr. Henderson was a director and CEO of WebFinancial Corporation, the predecessor entity of SPLP, from June 2005 to April 2008, President and COO from November 2003 to April 2008, and was the Vice President of Operations from September 2000 to December 2003.  He was also the CEO of WebBank, a wholly-owned subsidiary of SPLP, from November 2004 to May 2005.  He was a director of ECC International Corp., a manufacturer and marketer of computer controlled simulators for training personnel to perform maintenance and operation procedures on military weapons, from December 1999 to September 2003 and was acting CEO from July 2002 to March 2003.  He served as the Chairman of the Board of Point Blank Solutions, Inc. (“Point Blank”), a designer and manufacturer of protective body armor, from August 2008 until October 2011, CEO from June 2009 until October 2011, and was Acting CEO from April 2009 to May 2009.  Mr. Henderson was also the CEO and Chairman of the Board of certain subsidiaries of Point Blank.  On April 14, 2010, Point Blank and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware.  The Chapter 11 petitions are being jointly administered under the caption “In re Point Blank Solutions, Inc., et. al.” Case No. 10-11255, which case is ongoing. He has served as the CEO of Point Blank Enterprises, Inc., the successor to the business of Point Blank, from October 2011 to September 2012. He served as Acting CEO of School Specialty, Inc., a company that provides education-related products, programs and services from July 2013 to April 2014, and has served as Chairman since June 2013. Mr. Henderson served as a Director of RELM Wireless Corporation from March 2014 to September 2015. Mr. Henderson has served on the Board of Aviat Network since January 2015 and Armor Express since September 2015.

Related Party Transaction

As previously disclosed in the Company’s Definitive Proxy Statement for its 2015 Annual Meeting of Stockholders and the Company’s Quarterly Report on Form 10-Q for the period ended January 31, 2016 as well as in other public filings of the Company, the Company is a party to a Management Services Agreement with SP Corporate Services LLC (“SP Corporate”), effective as of January 1, 2015 (as amended, the “Management Services Agreement”) and a transfer agreement (the “Transfer Agreement”) with SPH Services, Inc.(“SPH Services”), pursuant to which the parties agreed to transfer to the Company certain individuals who provide corporate services to the Company. SP Corporate and SPH Services are wholly owned subsidiaries of SPLP. Mr. Lichtenstein, our Chairman of the Board and interim Chief Executive Officer, is the Executive Chairman of  SPLP.  The description of the Management Services Agreement and the Transfer Agreement in the Company’s public filings is hereby incorporated by reference into this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits. The following exhibit is being filed herewith:

Exhibit No.	Description

99.1	Press Release, dated March 29, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

March 29, 2016	ModusLink Global Solutions, Inc.

	By:	/s/ Alan R. Cormier
		Name:	Alan R. Cormier
		Title:	Senior Vice President and General Counsel